Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) dated as of March 25, 2010 is made between DIVERSEY, INC. (f/k/a JohnsonDiversey, Inc.) (the “Originator”) and JWPR CORPORATION (the “Buyer”).

PRELIMINARY STATEMENT

The Originator and the Buyer are parties to that certain Amended and Restated Receivables Sale Agreement dated as of December 10, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”). The Buyer and the Originator have agreed to amend the Sale Agreement upon the terms and conditions set forth herein. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Sale Agreement.

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Sale Agreement. Effective as of the date first written above, Section 4.1(d) of the Sale Agreement is hereby amended by deleting the reference to “May 30th” set forth therein and replacing such reference with a reference to “August 31st”.

2. Representations and Warranties. The Originator represents and warrants, to the Buyer, the Agent and the Purchasers that:

2.1 The representations and warranties of the Originator set forth in Section 2.1 of the Sale Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof.

2.2 The execution and delivery by the Originator of this Amendment has been duly authorized by proper corporate proceedings of the Originator and this Amendment, and the Sale Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms.

3. Reference to and Effect on the Transaction Documents.

3.1 Upon the effectiveness of this Amendment, (i) each reference in the Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale Agreement as amended or otherwise modified hereby.

3.2 Except as specifically amended or modified above, the terms and conditions of the Sale Agreement, all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer, the Agent or any Purchaser under the Sale Agreement, the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above written.

JWPR CORPORATION, as Buyer

By:	/s/ Lori P. Marin
	Name:	Lori P. Marin
	Title:	Vice President

DIVERSEY, INC., as Originator

By:	/s/ Lori P. Marin
	Name:	Lori P. Marin
	Title:	Vice President and Corporate Treasurer

Signature Page to

Amendment No. 1 to Amended and Restated Receivables Sale Agreement

CONSENT

For purposes of Section 8.1(b) of the Sale Agreement, the undersigned hereby consent to the foregoing Amendment.

THE BANK OF NOVA SCOTIA, as Agent, as Managing Agent and as a Financial Institution

By:	/s/ Darren Ward
	Name:	Darren Ward
	Title:	Director

Signature Page to

Amendment No. 1 to Amended and Restated Receivables Sale Agreement